UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Derby St., Bld. 27

Hingham, MA 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2025, the Board of Directors of Microbot Medical Inc. (the “Company”) approved an amendment to the Company’s amended and restated by-laws, as amended (the “By-laws”), effective immediately, to reduce the quorum requirement for a meeting of stockholders from a majority of the votes entitled to be cast on the matter to one third of the votes entitled to be cast on the matter.

The amendment modified Section 2.5 of the By-Laws, to provide that at any meeting of the stockholders, a quorum as to any matter shall consist of one-third of the votes entitled to be cast on the matter, except where a larger quorum is required by law, by the certificate of incorporation or by the By-Laws as amended.

The foregoing description of Section 2.5 of the By-Laws does not purport to be complete and is qualified entirely by reference to the full text of Section 2.5 of the By-Laws, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.08 Shareholder Director Nominations.

The Company currently intends to hold its annual meeting of stockholders on or about June 10, 2025 (the “2025 Annual Meeting”). The exact date, time and location of the 2025 Annual Meeting will be specified in the Company’s proxy statement for the 2025 Annual Meeting. The record date for the 2025 Annual Meeting is April 15, 2025.

Because the Company’s 2025 Annual Meeting has been changed by more than 30 calendar days from the date of the previous year’s meeting, the Company is affirming the deadline for receipt of qualified stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2025 Annual Meeting.

The deadline for the receipt of any qualified stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act shall be not later than the close of business on April 28, 2025. In addition, any qualified stockholder seeking to have a nominee to the Board of Directors to be included in the Company’s proxy materials for the 2025 Annual Meeting must provide notice to the Company of its intent to do so on a Schedule 14N and file that notice with the Securities and Exchange Commission (the “SEC”) on or before April 28, 2025.

Qualified stockholder proposals must be received by the Company at its principal executive offices located at 175 Derby St., Bld. 27, Hingham, MA 02043, addressed to the Secretary of the Company. All proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in the Company’s Amended and Restated Bylaws, as amended.

Forward Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements.” Such statements which are not purely historical (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “intends,” “would,” “could” and “estimates”) are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to, regulatory milestones.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. These forward-looking statements are made as of the date of this Form 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this Form 8-K are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the Company’s reports and statements filed from time-to-time with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment to Section 2.5 of the Amended and Restated By-Laws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: April 14, 2025